Institutional Advisors LargeCap Fund

            NASDAQ Symbol: IALFX

            Summary Prospectus

            September 15, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at  www.ialfx.com. You may also obtain this information at no cost by calling 1-800-292-2660 or by sending an e-mail request to info@institutional-advisors.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete prospectus and other information are also available from your financial intermediary. The Fund’s statutory prospectus and statement of additional information, both dated February 1, 2012, as supplemented, are incorporated by reference into this summary prospectus.

Investment Objective

The Institutional Advisors LargeCap Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Advisors LargeCap Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase or sale price)	None
Maximum Sales charge (load) imposed on reinvested dividends (as a percentage of purchase price)	None
Redemption fees	None
Exchange fees	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.18%
Distribution and Service (12b-1) Fees	0.01%
Other Expenses [1] (the Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, expenses of Independent Trustees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business)	0.16%
Total Annual Fund Operating Expenses	1.35%
Fee Waiver[1]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver	1.20%

1 Institutional Advisors LLC (the “Adviser”) has contractually agreed to limit the Fund’s net annual operating expenses to 1.20% of the Fund’s average daily net assets until at least September 15, 2013, subject to termination at any time at the option of the Fund.

Example

This example is intended to help you compare the cost of investing in the Institutional Advisors LargeCap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses).  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$413	$725	$1,611

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.93% of the average portfolio value.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of large-capitalization companies (generally, companies in the $5 billion and more capitalization range of the Standard & Poor’s 500 Index (“S&P 500 Index”)).  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. Equity securities include convertible securities and domestic common stocks, among other things.

The Adviser’s style can best be described as a long-term, disciplined investment approach aimed at providing clients with strong returns, but which is absent of leverage, aggressive or untested techniques, and market timing. The Adviser focuses on providing superior investment performance along with reduced volatility, offering disciplined proprietary investment strategies, while maintaining broad sector and portfolio diversification.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in the section of this prospectus entitled “Risk Factors”. The Fund’s net asset value and total returns may be adversely affected if any of the following occurs:

o

The market values of securities acquired by the Fund decline.

o

Large capitalization securities underperform other segments of the equity market or equity markets as a whole.

o

The Adviser does not execute the Fund’s principal investment strategies effectively.

o

Security prices fluctuate in response to events affecting an issuer’s profitability or viability.

o

There is no assurance that large companies can withstand serious deterioration during periods of severe economic distress.

An investment in the Fund is not a deposit of National Penn Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five year, ten year, and since the Fund’s inception compare with those of broad measures of market performance.   Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website: www.ialfx.com.

On March 31, 2009 the National Penn ITC (“NPITC”) Equity Fund, a collective investment fund, was converted to the Fund.  The information below, for periods prior to March 31, 2009, includes the past performance of the NPITC Equity Fund, a separate account managed by Institutional Advisors, a business unit of National Penn Investors Trust Company, the predecessor investment entity to the Adviser in a fashion that is in all material respects equivalent to the management of the Fund.  The data below reflects NPITC Equity Fund’s performance information over a period before the Fund’s registration statement became effective; the relevant account was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act; and if the relevant account was registered under the 1940 Act, its performance may have been adversely affected.  The prior performance has been restated to reflect the imposition of the total expenses of the Fund for its initial fiscal year rather than the actual expenses of the NPITC Equity Fund.

During the period shown in the chart, the Fund’s best performing quarter was for the three months ended December 31, 2003: 26.51%. During the same period, the Fund’s worst performing quarter was for the three months ended December 31, 2008: -29.89%.

In the following table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates.  These after-tax returns do not reflect the effect of any applicable state or local taxes.  Your after-tax returns may differ from those shown.  After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan.   Future results may be different from those shown.

Average Annual Total Returns as of 12/31/2011:	1yr	5yrs	10yrs	Since Inception 3/31/2009

Institutional Advisors LargeCap Fund
Return Before Taxes	1.70%	N/A	N/A	17.97%
Return After Taxes on Distributions	1.30%	N/A	N/A	17.54%
Return After Taxes on Distributions and Sale of Fund Shares	1.37%	N/A	N/A	15.44%
S&P 500 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	2.11%	N/A	N/A	20.49%

Investment Adviser

Institutional Advisors LLC (the “Adviser”).

Portfolio Manager

Terry L. Morris, Senior Vice President, has been primarily responsible for day-to-day management of the Fund’s portfolio since inception on March 31, 2009, and of the NPITC Equity Fund, the collective investment fund from which the Fund was converted, since January 1, 1997.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 and there is no minimum for subsequent investments.  The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments.  The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:  Institutional Advisors LargeCap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147. Additional purchases may be made by using the Fund’s mailing address, or by calling 1.800.292.2660. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.